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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549





                                 Form 8-K
                              Current Report

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                             February 13, 1995





              THE WESTERN COMPANY OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




   Delaware                    1-7452              75-0763484
(State or other            (Commission File     (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                  Number)




  515 Post Oak Boulevard
      Houston, Texas                                  77027
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (713) 629-2600

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Item 5.     Other Events

            On February 13, 1995, the Board of Directors of the Company amended Article II of the Company's Bylaws to permit the Board of Directors to designate a date and time for an annual meeting of stockholders other than 10:00 a.m. on the first Monday of May each year as previously required.

            A copy of the Bylaws of the Company which have been restated to incorporate such amendments is attached to this Report as Exhibit 3.



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Item 7.     Financial Statements and Exhibits

            (c)  Exhibits Required by Item 601 of Regulation S-K

            Exhibit Number             Description

                   3           Bylaws of The Western Company of
                               North America


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                           Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE WESTERN COMPANY OF NORTH AMERICA
                                         (Registrant)



                              By:    /s/ Steven P. Beatty
                                  -------------------------------
                                      (Steven P. Beatty)
                                      (Vice President and
                                   Chief Accounting Officer)


Date:  February 16, 1995






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